UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 21, 2019
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

[ ]
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company    [ ]

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

__________________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

Principal Financial Group, Inc.’s (the “Company”) annual meeting of shareholders was held on May 21, 2019 (the “2019 Annual Meeting”). The matters that were voted upon at the 2019 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.

At the 2019 Annual Meeting, the shareholders elected four Class III directors each for a term expiring at the Company’s 2022 Annual Meeting(1). In addition, the shareholders approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement(2). Finally the shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2019(3).

The voting results were as follows:

(1)	Election of Directors

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Michael T. Dan	180,081,712	7,125,496	443,390	22,178,671
C. Daniel Gelatt	173,434,251	13,770,028	446,319	22,178,671
Sandra L. Helton	181,395,048	5,822,522	433,028	22,178,671
Blair C. Pickerell	184,851,250	2,352,115	447,233	22,178,671

The directors whose terms of office continued and the years their terms expire are as follows:

Class I Directors Continuing in Office Whose Term Expires in 2020

Betsy J. Bernard
Jocelyn Carter-Miller
Scott M. Mills

Class II Directors Continuing in Office Whose Term Expires in 2021

Roger C. Hochschild
Daniel J. Houston
Diane C. Nordin
Elizabeth E. Tallett

		Votes For	Votes Against	Abstained	Broker Non-Votes

(2)	Advisory Vote on Executive Compensation	181,005,256	5,710,242	935,100	22,178,671
(3)	Ratification of Independent Auditors	200,600,741	8,859,371	369,157	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:     /s/ Karen E. Shaff
Name:    Karen E. Shaff

Title:	Executive Vice President, General Counsel and Secretary

Date:    May 23, 2019